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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported):    JULY 15, 2003


                             TENNECO AUTOMOTIVE INC.
               (Exact Name of Registrant as Specified in Charter

                DELAWARE                                1-12387                       76-0515284
(State or Other Jurisdiction of Incorporation)  (Commission File Number)  (IRS Employer Identification No.)

          500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS                            60045
            (Address of Principal Executive Offices)                           (Zip Code)



Registrant's telephone number, including area code:    (847) 482-5000


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

            On July 15, 2003, the Company issued a press release announcing that the Company has been selected by Ford Motor Company as the full service exhaust supplier for the Ford gas and diesel 2007 model year F-Series Super-Duty truck platform. This press release, filed as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


Exhibit No.                Description
99.1                       Press release dated July 15, 2003

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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      TENNECO AUTOMOTIVE INC.


Date:  July 15, 2003                By: /s/ MARK A. McCOLLUM
                                       ---------------------
                                      Mark A. McCollum
                                      Senior Vice President and Chief Financial
                                      Officer



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EXHIBIT INDEX

         Exhibit    Description
         Number

         99.1       Press Release dated July 15, 2003